                                                                    EXHIBIT 10.9

                       THIRD AMENDMENT TO SUBLEASE BETWEEN
                              REGEN BIOLOGICS, INC.
                            AND GENITOPE CORPORATION

         THIS THIRD AMENDMENT TO SUBLEASE (this "THIRD AMENDMENT") is made and entered into as of the 16th day of May, 2003, by and between REGEN BIOLOGICS, INC., a Delaware corporation ("REGEN"), and GENITOPE CORPORATION, a Delaware corporation ("SUBTENANT").

                                    RECITALS

         This Third Amendment is made and entered into with reference to the following recitals:

         A. Regen and Subtenant entered into a Sublease dated August 3, 1999, which was amended by a Second Amendment to Sublease Agreement dated October 1, 2000, which amendment was styled as a "second amendment" because Subtenant and Regen previously agreed to extend the term of the Sublease and such extension was treated as a "first amendment", as further amended by a Second Amendment to Sublease dated February 25, 2002 (collectively, as amended, the "SUBLEASE"), for the sublease of approximately 7,655 square feet of rentable area and 603 square feet of rentable common area (i.e. Subtenant's share of common area between Regen and Subtenant that is rentable area under the Master Lease) (the "SUBLEASED PREMISES") in the building commonly known as "Building 12" of Seaport Center, and located at 545 Penobscot Drive, Redwood City, California 94063.

         B. Regen and Subtenant wish to execute this Third Amendment to provide for an extension of the term of the Sublease and to modify the base rent, operating expense and other related provisions of the Sublease.

         NOW, THEREFORE, in consideration of the foregoing, the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Regen and Subtenant agree as follows:

         1. DEFINED TERMS. All defined terms herein shall have the meaning given to such term in the Sublease or the Master Lease, as applicable, unless specifically defined herein.

         2. INCORPORATION OF RECITALS. The foregoing recitals are incorporated by reference into this Section 2 as if set forth in this Paragraph 2 in full.

         3. TERM. The term of the Sublease is extended and will expire on May 31, 2006, unless sooner terminated in accordance with the terms of the Sublease. In no event will the term of the Sublease extend beyond the term of the Master Lease.

         4. RENT. Notwithstanding anything to the contrary in the Sublease, commencing on June 1, 2003 (the "MODIFIED RENT COMMENCEMENT DATE"), and continuing through the term of the Sublease (as extended by the terms of this Third Amendment), Subtenant shall pay base monthly rent ("RENT") in advance on the first day of each calendar month to Regen in the amounts specified below:

                                       1.

                             Monthly Rate Per Rentable
      Period                       Square Foot               Base Monthly Rent
-------------------          -------------------------       -----------------
06/01/03 - 05/31/04                   $1.90                      $15,690.20
06/01/04 - 05/31/05                   $1.96                      $16,185.68
06/01/05 - 05/31/06                   $2.02                      $16,681.16

         If the Modified Rent Commencement Date and/or the last day of the Sublease term do not fall on the first day of a month or the last day of a month, as applicable, the rent payable hereunder will be pro-rated on a per day basis based on the actual number of days in such month. Commencing on the Modified Rent Commencement Date, the foregoing rent payable by Subtenant under the terms of the Sublease (as modified by the terms of this Third Amendment) shall be payable on a triple-net basis and will not include any costs for real property taxes, Operating Expenses (as defined in the Master Lease), janitorial services, utilities, garbage removal and the like, which costs will be paid by Subtenant in accordance with the terms of Section 5 below.

         5. EXPENSES. As of the Modified Rent Commencement Date, the pro-rata share of Operating Expenses payable by Subtenant to Regen (the "EXPENSE") shall be calculated pursuant to Section 5(a) of this Third Amendment, wherein Subtenant's prorata share is based on the ratio of: (i) the total square feet subleased by Subtenant pursuant to the Sublease to (ii) the total square feet leased by Regen pursuant to the Master Lease.

                  (a) EXPENSE CALCULATION. The expense shall be calculated by Regen, and Subtenant's pro rata share shall be invoiced to Subtenant on a monthly basis. Subject to the abatement described in Subsection (b) immediately below, Subtenant shall owe and pay to Regen its pro-rata share of the Expense, such Expense to be calculated as follows: actual monthly Operating Expenses billed to Regen by the Master Landlord, plus actual monthly operating expenses incurred by Regen (including, without limitation, all Operating Expenses actually incurred by Regen), but not billed by the Master Landlord, in relation to the Master Premises rented by Regen pursuant to the Master Lease. Notwithstanding anything to the contrary contained in this Third Amendment, Subtenant shall not be obligated to pay any monthly operating expenses or Operating Expense not applicable to the Subleased Premises. The monthly expenses referred to herein will include estimates of expenses reasonably anticipated to be incurred by Regen but not billed by Master Lessor and Operating Expenses for such period, which will be adjusted at the end of each year according to the Master Lease. Once the adjustments are received from the Master Landlord, Regen shall provide a revised statement to Subtenant showing such adjustments, together with, as appropriate, (i) an invoice for the remaining amount due from Subtenant to Regen or (ii) a check for the refund amount due from Regen to Subtenant. All such monthly invoices will be paid by Subtenant, together with the next monthly Rent payment, and in no event later than thirty (30) days after receipt by Subtenant of such invoices.

                  (b) Regen shall abate the first amounts due and payable by Subtenant during the Term under this Section 5 for the Expense up to an amount equal to Twenty-Seven Thousand Seven Hundred One and 46/100 Dollars ($27,701.46) (the "EXPENSE ABATEMENT"). From time to time as amounts are first due and payable by Subtenant to Regen for its pro-rata share of the

                                       2.

Expense in accordance with the terms of this Section 5, Regen shall abate such amounts up to the amount of the Expense Abatement.

                  (c) Notwithstanding anything to the contrary contained in the Sublease, this Third Amendment or the Master Lease, within ninety (90) days after receipt by Subtenant of Regen's statement of the Expense for any prior calendar year during the Term, Subtenant shall have the right, at Subtenant's sole cost and expense, upon ten (10) business days prior written notice, to inspect the applicable books of Regen during the business hours of Regen at Regen's office in the Building, or, at Regen's option, such other location as Regen reasonably may specify, for the purpose of verifying the information contained in the statement, provided that the party inspecting such books is an employee of a reputable accounting firm that provides a full range of accounting services that is hired on a per-hour basis (and not on a contingency basis), and Subtenant uses reasonable efforts to maintain the confidentiality of such audit and the results thereof. Unless Subtenant asserts specific errors within ninety
(90) days after receipt of the statement, the statement shall be deemed correct as between Regen and Subtenant.

         6. NO ALLOWANCE. Regen and Subtenant agree that Regen will not be obligated to provide any tenant improvement allowances whatsoever, or perform any work in the Premises, in connection with the execution of this Third Amendment.

         7. APPROVALS; EFFECTIVENESS. Regen and Subtenant acknowledge that Regen is negotiating the terms of an amendment to the Master Lease with Master Landlord to extend the term of the Lease until May 31, 2006 (the "PRIME LEASE AMENDMENT"). Regen and Subtenant agree that the effectiveness of this Third Amendment is expressly conditioned on (i) Regen and Master Landlord executing and delivering the Prime Lease Amendment and (ii) Regen's receipt of Master Landlord's written consent to the terms of this Third Amendment (collectively
(i) and (ii) are the "APPROVALS"). Regen shall use good faith reasonable efforts to obtain the Approvals by May 31, 2003. If the Approvals are not obtained by Regen on or before May 31, 2003 this Third Amendment will automatically terminate and be of no further force and effect. If the Prime Lease Amendment is executed by Regen and Master Landlord, the following provisions of the Prime Lease Amendment shall not be incorporated into the Sublease, as amended by this Third Amendment: Section 3, 7, and 9.

         8. RECAPTURE. Commencing on May 31, 2005, Regen will have the ongoing right to terminate the Sublease with respect to all or any portion of the Subleased Premises, provided that Regen has delivered written notice to Subtenant (the "RECAPTURE NOTICE") of such termination at least six (6) months prior to the date of such termination. The Recapture Notice shall specify the date of termination (the "RECAPTURE TERMINATION DATE") and the applicable portion (or all) of the Subleased Premises being recaptured by Regen and terminated under the Sublease (the "RECAPTURED PREMISES"). If the Recaptured Premises does not constitute the entire Subleased Premises and Regen elects to terminate the Sublease with respect to the Recaptured Premises then (a) Subtenant shall vacate and tender the Recaptured Premises to Regen on the Recapture Termination Date as if the Recapture Termination Date had been originally set forth in the Sublease as the expiration date of the term of the Sublease with respect to the Recaptured Premises, and (b) as to all portions of the Subleased Premises other than the Recaptured Premises, this Sublease shall remain in full force and effect except that the Rent, additional rent and the Expense payable pursuant to Section 5 of this Third Amendment shall be reduced

                                       3.

proportionately. If the Recaptured Premises does not constitute the entire Subleased Premises, Regen shall pay all expenses of construction reasonably required to permit the operation of the Recaptured Premises separate from the balance of the Subleased Premises. If the Recaptured Premises constitutes the entire Subleased Premises and Regen elects to terminate the Sublease, then (1) Subtenant shall vacate and tender the entire Subleased Premises to Regen on the Recapture Termination Date, and (2) the term of the Sublease shall terminate on the Recapture Termination Date as if the Recapture Termination Date had been originally set forth in the Sublease as the expiration date of the term of the Sublease.

         9. MASTER LANDLORD'S OBLIGATIONS. Notwithstanding anything to the contrary contained in the Sublease (as amended by this Third Amendment), the following provisions of the Master Lease hereby are incorporated into the Sublease, except that (i) references to "Landlord" shall mean only Master Landlord, and (ii) "Landlord's" obligations thereunder shall remain "Master Landlord Obligations" as defined in Section 20(a) of the Sublease: Paragraphs 3(c), 3(d), 3(e), 3(f) and 3(g): Paragraph 6(a); Paragraph 13; and Paragraph 14. In the event of a conflict between the provisions of the Master Lease (as amended by the Prime Lease Amendment), to the extent incorporated into the Sublease and this Third Amendment, and the provisions of the Sublease as modified by this Third Amendment, the provisions of the Sublease as modified by this Third Amendment shall control.

         10. HAZARDOUS MATERIALS. Attached hereto as Exhibit A is a current list of Subtenant's Permitted Hazardous Materials and Hazardous Materials Plans. From time to time after the date of this Third Amendment, but in no event more than two (2) times during each calendar year, Subtenant may submit a proposed list of Subtenant's Permitted Hazardous Materials to Regen. Regen shall use commercially reasonable efforts to promptly approve or disapprove such proposed list, such approval not to be unreasonably withheld by Regen. In addition, Regen shall promptly submit such proposed list to Master Landlord and request Master Landlord's approval of same. Subtenant shall promptly reimburse Regen for all costs and expenses incurred by Regen as a result of Regen submitting such proposed list to Master Landlord for review. If Regen and Master Landlord consent to the proposed list, then provided that Subtenant complies with the terms of the Master Lease (as incorporated by the Sublease) related to such Permitted Hazardous Materials, Subtenant shall have the right to bring such listed materials onto the Subleased Premises. However, until Regen and Master Landlord approve such proposed list in accordance with the terms of this Third Amendment, Subtenant shall not have any right to bring any Hazardous Materials onto the Subleased Premises. Regen shall not be liable or responsible for Master Landlord's failure to review and/or approve any proposed list of Subtenant's Permitted Hazardous Materials from Subtenant and if Master Landlord fails to review or approve such list, the Sublease will continue in full force and effect without offset or abatement of any sums payable by Subtenant. Notwithstanding anything to the contrary contained in the Sublease, the Master Lease or this Third Amendment, Regen shall protect, indemnify, defend upon demand with counsel reasonably acceptable to Subtenant, and hold harmless Subtenant and its officers, directors, employees and agents from and against any and all liabilities, losses, claims, actual out-of-pocket damages (excluding punitive or consequential damages (i.e., lost profits, lost business opportunity), interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses arising from and after the commencement date of the Sublease to the extent

                                       4.

caused solely by the use, storage, treatment, transportation, release or disposal of Hazardous Materials on or about the Premises by Regen or Regen's agents, employees or contractors.

         11. SECURITY DEPOSIT. Regen and Subtenant acknowledge that as of the date of this Third Amendment, Regen is holding Subtenant's security deposit in the amount of $41,290.00. Provided that, as of June 1, 2003, no default on the part of Subtenant under this Sublease shall then be in existence beyond applicable notice and cure periods nor shall any default beyond any applicable notice and cure periods have theretofore occurred, and further provided that, within the immediately preceding thirty (30) days, Regen shall have reviewed and, in Regen's reasonable discretion, approved Subtenant's then-most recent audited financial statements (Subtenant hereby agreeing to deliver audited financial statements for Subtenant, prepared within sixty (60) days of such delivery, to Regen with Subtenant's request for Regen's review and approval of same), Subtenant shall have the right to reduce the amount of the Security Deposit to the sum of Fifteen Thousand Six Hundred Ninety and 20/100 Dollars ($15,690.20) upon written request to Regen. If all of the aforesaid conditions are met, Regen shall so reduce the Security Deposit and shall return the excess funds equal to the difference between the current security deposit and the reduced security deposit or $25,599.80, to Subtenant within three business of the date the aforesaid conditions have been met.

         12. NO OTHER AMENDMENT. Except to the extent expressly set forth in this Third Amendment, the Sublease remains in full force and effect, without amendment, in accordance with its terms.

         13. BROKERS. Each party hereto represents and warrants that it has dealt with no broker in connection with this Third Amendment and the transactions contemplated herein between Regen and Subtenant. Each party shall indemnify, protect, defend and hold the other party harmless from all costs and expenses (including reasonable attorneys' fees) arising from or relating to a breach of the foregoing representation and warranty.

         14. AUTHORIZATION. The undersigned warrant that they have been authorized and directed to execute this Third Amendment on behalf of their respective entities.

         15. COUNTERPARTS. This Third Amendment may be signed in two or more counterparts, each of which will be deemed an original and all of which shall constitute one agreement.

         16. TITLES. The titles of the sections and subsections of this Third Amendment are for convenience of reference only and are not to be considered in construing this Third Agreement.

                            (Signature Page Follows)

                                       5.

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year above written.

                                              REGEN

                                              REGEN BIOLOGICS, INC.,
                                              a Delaware corporation

                                              By: /s/ Brian D. Varidi
                                                  ------------------------------

                                              Name: Brian D. Varidi

                                              Title: SVP and CFO

                                              SUBTENANT

                                              GENITOPE CORPORATION,
                                              a Delaware corporation

                                              By: /s/ Dan W. Denney, Jr.
                                                  ------------------------------

                                              Name: Dan W. Denney, Jr.

                                              Title: CEO

                                       6.

                                    EXHIBIT A

                         CHEMICAL INVENTORY MAY 12, 2003

Exhibit A

Chemical Inventory May 12, 2003

            REAGENT                                                 MANUFACTURER
----------------------------------------------------------------------------------------
"Big Dye"                                                         Applied Biosystems
----------------------------------------------------------------------------------------
0.5 M MgSO4                                                       Genitope
----------------------------------------------------------------------------------------
0.5M EDTA                                                         Genitope
----------------------------------------------------------------------------------------
0.8% LE/TAE/EtBr gel                                              Genitope
----------------------------------------------------------------------------------------
1 M Imidazol                                                      Genitope
----------------------------------------------------------------------------------------
1.2% LE/TAE/EtBr gel                                              Genitope
----------------------------------------------------------------------------------------
1.8% LE/TAE/EtBr gel                                              Genitope
----------------------------------------------------------------------------------------
10 mM Tris Cl                                                     Genitope
----------------------------------------------------------------------------------------
10% Bleach                                                        Genitope
----------------------------------------------------------------------------------------
100 base pair ladder                                              Gibco
----------------------------------------------------------------------------------------
100% Ethanol                                                      Gold Shield
----------------------------------------------------------------------------------------
100% IPA                                                          JT Baker
----------------------------------------------------------------------------------------
1000 base pair ladder                                             Gibco
----------------------------------------------------------------------------------------
100mM CoCl2                                                       Genitope
----------------------------------------------------------------------------------------
10mM GeneAmp dNTP blend                                           Perkin Elmer
----------------------------------------------------------------------------------------
10mM Tris CI                                                      Genitope
----------------------------------------------------------------------------------------
10x Carbonate Buffer                                              Genitope
----------------------------------------------------------------------------------------
10X PCR buffer for Tag                                            Roche
----------------------------------------------------------------------------------------
10X PCR buffer II with MgCI2                                      Perkin Elmer
----------------------------------------------------------------------------------------
10X Sodium Citrate                                                Genitope
----------------------------------------------------------------------------------------
1M CaCI2                                                          Genitope
----------------------------------------------------------------------------------------
1M KCI                                                            Genitope
----------------------------------------------------------------------------------------
1M MgCI2                                                          Genitope
----------------------------------------------------------------------------------------
1M MOPS                                                           Genitope
----------------------------------------------------------------------------------------
1M Na2CO3                                                         Genitope
----------------------------------------------------------------------------------------
1M Na-cacodylic acid in Tris-CI                                   Genitope
----------------------------------------------------------------------------------------
1M NaHCO3                                                         Genitope
----------------------------------------------------------------------------------------
1M TRIS CI ph7.8                                                  Genitope
----------------------------------------------------------------------------------------
1M TRIS CI ph8.0                                                  Genitope
----------------------------------------------------------------------------------------
1M TRIS CI ph8.5                                                  Genitope
----------------------------------------------------------------------------------------
1M NaCI                                                           Mallinckrodt
----------------------------------------------------------------------------------------
1X Trypsin-EDTA Solution                                          Cellgro
----------------------------------------------------------------------------------------
2% BSA/DPBS                                                       Genitope
----------------------------------------------------------------------------------------
2%BSA/PBS                                                         Genitope
----------------------------------------------------------------------------------------
2.2% LE/TAE/EtBr gel                                              Genitope
----------------------------------------------------------------------------------------
2.5% MetaPhore/TBE gel                                            Genitope
----------------------------------------------------------------------------------------
20X MOPS Running Buffer                                           Genitope
----------------------------------------------------------------------------------------
25mM Mg(OAc)2 solution                                            Applied Biosystems
----------------------------------------------------------------------------------------
2-Mercaptaethanol                                                 Sigma
----------------------------------------------------------------------------------------
25mM Dgtp-Na in H2O                                               Genitope
----------------------------------------------------------------------------------------
2 propanol                                                        JT Baker
----------------------------------------------------------------------------------------
3 M NaOAc
----------------------------------------------------------------------------------------

Exhibit A Sublease 525 Penobscot

Exhibit A

Chemical Inventory May 12, 2003

                REAGENT                                              MANUFACTURER
----------------------------------------------------------------------------------------
3 M Sodium Acetate                                                Genitope
----------------------------------------------------------------------------------------
3M Tris                                                           Genitope
----------------------------------------------------------------------------------------
4X SAF                                                            Genitope
----------------------------------------------------------------------------------------
5% Nonfat Milk/DPBS                                               Genitope
----------------------------------------------------------------------------------------
50 base pair ladder                                               Gibco
----------------------------------------------------------------------------------------
50X TAE                                                           Genitope
----------------------------------------------------------------------------------------
5mM CoCl2                                                         Genitope
----------------------------------------------------------------------------------------
5X TBE                                                            Genitope
----------------------------------------------------------------------------------------
5X XL Chelating Buffer                                            Genitope
----------------------------------------------------------------------------------------
5X XL RT buffer for RT-PCR
----------------------------------------------------------------------------------------
70% Ethanol                                                       Genitope
----------------------------------------------------------------------------------------
95% Ethanol                                                       Genitope
----------------------------------------------------------------------------------------
ABTS                                                              Boehringer Mannheim
----------------------------------------------------------------------------------------
ABTS                                                              Bio-Rad
----------------------------------------------------------------------------------------
Acetic Acid, glacial                                              JT Baker
----------------------------------------------------------------------------------------
Acetone                                                           JT Baker
----------------------------------------------------------------------------------------
Acetone                                                           Sigma
----------------------------------------------------------------------------------------
Agar Strips Hycon TC                                              Biotest
----------------------------------------------------------------------------------------
Alcare                                                            Steris
----------------------------------------------------------------------------------------
Algicide                                                          VWR
----------------------------------------------------------------------------------------
Ammonium Acetate                                                  Mallinckrodt
----------------------------------------------------------------------------------------
Ammonium Bifluoride, flake                                        JT Baker
----------------------------------------------------------------------------------------
Ammonium Hydroxide                                                JT Baker
----------------------------------------------------------------------------------------
AmpliTaq with MgCl2 and 10X rxn buffer II                         Perkin Elmer
----------------------------------------------------------------------------------------
Anti-Rat lgG Heavy and Light                                      Calbiochem
----------------------------------------------------------------------------------------
ATCC Mycoplasma Detection Kit
----------------------------------------------------------------------------------------
Azaserine                                                         Sigma
----------------------------------------------------------------------------------------
Bacto Agar                                                        Difco Labs
----------------------------------------------------------------------------------------
Bacto EC Medium                                                   Difco Labs
----------------------------------------------------------------------------------------
Bacto Nzcym broth                                                 Difco Labs
----------------------------------------------------------------------------------------
Bacto Sabouraud Dextrose Agar                                     Difco Labs
----------------------------------------------------------------------------------------
BCA Kit                                                           Pierce
----------------------------------------------------------------------------------------
BCA Protein Assay Kit                                             Pierce
----------------------------------------------------------------------------------------
Bio-Rad Ready Gels                                                Bio-Rad
----------------------------------------------------------------------------------------
BIS TRIS                                                          Sigma
----------------------------------------------------------------------------------------
Bis-Tris                                                          Sigma
----------------------------------------------------------------------------------------
Bleach                                                            Clorox
----------------------------------------------------------------------------------------
Boric Acid Granular                                               JT Baker
----------------------------------------------------------------------------------------
Brilliant Blue R                                                  Sigma
----------------------------------------------------------------------------------------
Brilliant Blue R 250                                              Sigma
----------------------------------------------------------------------------------------
Bromophenol Blue                                                  Sigma
----------------------------------------------------------------------------------------
BSA                                                               Mallinckrodt
----------------------------------------------------------------------------------------
BSA                                                               Hyclone
----------------------------------------------------------------------------------------
Buffer (Biphthalate) pH 4                                         JT Baker
----------------------------------------------------------------------------------------
Buffer (Borate) pH 7                                              JT Baker
----------------------------------------------------------------------------------------
Buffer (Phosphate) pH 10                                          JT Baker
----------------------------------------------------------------------------------------
Buffer C1                                                         Qiagen
----------------------------------------------------------------------------------------
Buffer P1                                                         Qiagen
----------------------------------------------------------------------------------------

Exhibit A Sublease 525 Penobscot

Exhibit A

Chemical Inventory May 12, 2003

                REAGENT                                             MANUFACTURER
----------------------------------------------------------------------------------------
Buffer P3                                                         Qiagen
----------------------------------------------------------------------------------------
Cacodylic Acid                                                    Sigma
----------------------------------------------------------------------------------------
Calcium Chloride Dihydrate                                        EM Science
----------------------------------------------------------------------------------------
CCM-I                                                             Hyclone
----------------------------------------------------------------------------------------
Cell Culture Media                                                Hyclone
----------------------------------------------------------------------------------------
Cellgro-FREE Media                                                Mediatech
----------------------------------------------------------------------------------------
Chloroform                                                        JT Baker
----------------------------------------------------------------------------------------
CiDecon                                                           Decon Labs, Inc.
----------------------------------------------------------------------------------------
Clear Bath Algicide                                               VWR
----------------------------------------------------------------------------------------
Cloned pfu DNA polymerase                                         Stratagene
----------------------------------------------------------------------------------------
Cloned pfu DNA Polymerase rxn buffer                              Stratagene
----------------------------------------------------------------------------------------
Cobalt Chloride                                                   Sigma
----------------------------------------------------------------------------------------
Cobalt Chloride rxn buffer                                        Sigma
----------------------------------------------------------------------------------------
Coomasie Blue Staining Solution                                   Genitope
----------------------------------------------------------------------------------------
Coomassie Plus Protein Assay Reagent                              Pierce
----------------------------------------------------------------------------------------
CyQuant                                                           Molecular Probes
----------------------------------------------------------------------------------------
DEPC                                                              Sigma
----------------------------------------------------------------------------------------
Destaining Solution                                               Genitope
----------------------------------------------------------------------------------------
Dextrose Anhydrous, Powder                                        JT Baker
----------------------------------------------------------------------------------------
dGTP, Na-salt, PCR grade rxn buffer
----------------------------------------------------------------------------------------
Diethyl Pyrocarbonate                                             Sigma
----------------------------------------------------------------------------------------
Dimethy Sulfoxide                                                 Fisher
----------------------------------------------------------------------------------------
DMEM                                                              Cellgro
----------------------------------------------------------------------------------------
DMSO                                                              Gaylord Chemical
----------------------------------------------------------------------------------------
DMSO                                                              Amresco
----------------------------------------------------------------------------------------
DNA H2O                                                           Genitope
----------------------------------------------------------------------------------------
dNTP mix 10mM                                                     Perkin Elmer
----------------------------------------------------------------------------------------
dPBS                                                              Gibco/Cellgro
----------------------------------------------------------------------------------------
Dulbecco's PBS                                                    Cellgro
----------------------------------------------------------------------------------------
EDTA, Disodium Salt, Dehydrate, Crystal                           JT Baker
----------------------------------------------------------------------------------------
EGTA                                                              Sigma
----------------------------------------------------------------------------------------
ELISA Wash Buffer 10X                                             Genitope
----------------------------------------------------------------------------------------
Ethanol (200 proof)                                               Gold Shield
----------------------------------------------------------------------------------------
Ethidium Bromide                                                  Genitope
----------------------------------------------------------------------------------------
Ethylene Glycol                                                   Mallinckrodt
----------------------------------------------------------------------------------------
EZ-Link Sulfo-NHS-LC-Biotin                                       Pierce
----------------------------------------------------------------------------------------
Fetal Bovine Serum (FBS), characterized                           Hyclone
----------------------------------------------------------------------------------------
Fetal Bovine Serum (FBS), dialyzed                                Hyclone
----------------------------------------------------------------------------------------
Ferric Citrate                                                    Sigma
----------------------------------------------------------------------------------------
Ferric Nitrate                                                    Sigma
----------------------------------------------------------------------------------------
Ferrous Sulfate                                                   Sigma
----------------------------------------------------------------------------------------
Ficoll 400                                                        Amersham Pharmacia
----------------------------------------------------------------------------------------
Ficoll-Paque                                                      Amersham Pharmacia
----------------------------------------------------------------------------------------
Fluorescien isothyocyanate                                        Sigma
----------------------------------------------------------------------------------------
Formaldehyde (37%)                                                JT Baker
----------------------------------------------------------------------------------------
FuGENE                                                            Roche
----------------------------------------------------------------------------------------
Fyrite 7% CO2                                                     Bacharach
----------------------------------------------------------------------------------------
Fyrite CO2 indicator refill                                       Bacharach
----------------------------------------------------------------------------------------

Exhibit A Sublease 525 Penobscot

Exhibit A

Chemical Inventory May 12, 2003

                  REAGENT                                            MANUFACTURER
----------------------------------------------------------------------------------------
Gel Drying Solution                                               Invitrogen
----------------------------------------------------------------------------------------
Gel Extraction Kit (buffer EB,QG,PE)                              Qiagen
----------------------------------------------------------------------------------------
Gelatin                                                           Sigma
----------------------------------------------------------------------------------------
GeneAmp 25mM Mn(OAc)2                                             Roche
----------------------------------------------------------------------------------------
Gentamicin                                                        Gibco
----------------------------------------------------------------------------------------
Glucosamine                                                       Sigma
----------------------------------------------------------------------------------------
Glutaraldehyde                                                    Sigma
----------------------------------------------------------------------------------------
Glutaraldehyde (25%)                                              Sigma/JT Baker
----------------------------------------------------------------------------------------
Glycerol                                                          JT Baker
----------------------------------------------------------------------------------------
Glycine                                                           JT Baker
----------------------------------------------------------------------------------------
Goat Anti-Human lgG                                               Biosource
----------------------------------------------------------------------------------------
Goat anti-human lgG gamma chain                                   Biosource
----------------------------------------------------------------------------------------
Goat F(ab')2 anti-human kappa light chain                         Biosource
----------------------------------------------------------------------------------------
Goat F(ab')2 anti-human lambda light antibody                     Biosource
----------------------------------------------------------------------------------------
Growth check, microbial suspensions                               Becton Dickinson?
----------------------------------------------------------------------------------------
Guanidine                                                         Sigma
----------------------------------------------------------------------------------------
Guanidium Isothyocyanate                                          JT Baker
----------------------------------------------------------------------------------------
Hand Soap                                                         SoftCide
----------------------------------------------------------------------------------------
HEPES Free Acid                                                   JT Baker
----------------------------------------------------------------------------------------
Hi Trap Lectin Test Kit                                           Sigma?
----------------------------------------------------------------------------------------
High Pure Plasmid isolation Kit                                   Boehringer Mannheim
----------------------------------------------------------------------------------------
Hightrap G Protein                                                Amersham Pharmacia
----------------------------------------------------------------------------------------
Hightrap SP                                                       Pharmacia Biotech
----------------------------------------------------------------------------------------
Horseradish Peroxidase Avidin D                                   Vector Labs
----------------------------------------------------------------------------------------
Horseradish Peroxidase Substrate Kit                              Bio-Rad
----------------------------------------------------------------------------------------
Human lgC Kappa                                                   Sigma
----------------------------------------------------------------------------------------
Human lgC Lambda                                                  Sigma
----------------------------------------------------------------------------------------
Hybridoma SFM                                                     Invitrogen
----------------------------------------------------------------------------------------
Hydrochloric Acid                                                 JT Baker
----------------------------------------------------------------------------------------
Hydrocyanic Acid                                                  JT Baker
----------------------------------------------------------------------------------------
Hydrogen Peroxide 30%                                             JT Baker
----------------------------------------------------------------------------------------
Hypoxanthine                                                      Sigma
----------------------------------------------------------------------------------------
IEF Anode (lower) buffer                                          Invitrogen
----------------------------------------------------------------------------------------
IEF Cathode Buffer pH 3-10                                        Invitrogen
----------------------------------------------------------------------------------------
IEF Sample Buffer pH 3-10                                         Invitrogen
----------------------------------------------------------------------------------------
Imidazole                                                         Sigma
----------------------------------------------------------------------------------------
Imject Mariculture KLH in PBS                                     Pierce
----------------------------------------------------------------------------------------
IPA                                                               JT Baker
----------------------------------------------------------------------------------------
IPA (100%)                                                        JT Baker
----------------------------------------------------------------------------------------
Isoamyl Alcohols
----------------------------------------------------------------------------------------
Isocetyl Alcohol
----------------------------------------------------------------------------------------
Isopropyl Alcohol (70%)                                           BDG Inc.
----------------------------------------------------------------------------------------
ISP Medium 2                                                      Difco Labs
----------------------------------------------------------------------------------------
Kanamycin                                                         Sigma
----------------------------------------------------------------------------------------
Kappa Control, characterized in-house lgG3 kappa conju            Genitope
----------------------------------------------------------------------------------------
Kappa Standard                                                    Sigma
----------------------------------------------------------------------------------------
Kappa Standard Antibody, characterized in-house purifi            Genitope
----------------------------------------------------------------------------------------
Keyhole Limpet Hemocyanin (KLH)                                   Biosyn
----------------------------------------------------------------------------------------

Exhibit A Sublease 525 Penobscot

Exhibit A

Chemical Inventory May 12, 2003

                     REAGENT                                          MANUFACTURER
----------------------------------------------------------------------------------------
Kinetic Endotoxin Detection LAL Kinetic QCL                       BioWhittaker/Cambrex
----------------------------------------------------------------------------------------
Lactose, monohydrate                                              Sigma
----------------------------------------------------------------------------------------
Laemmli Sample Buffer                                             Biorad
----------------------------------------------------------------------------------------
Lambda Control, Characterized in-house IgG3 lambda co             Genitope
----------------------------------------------------------------------------------------
Lambda Standard                                                   Sigma
----------------------------------------------------------------------------------------
Lambda Standard Antibody, characterized in-house puri             Genitope
----------------------------------------------------------------------------------------
LB Media                                                          Genitope
----------------------------------------------------------------------------------------
L-Glutamine                                                       Cellgro
----------------------------------------------------------------------------------------
Liquid Nitrogen                                                   Liquid Carbonic Indust
----------------------------------------------------------------------------------------
Lithium Chloride, Granular                                        JT Baker
----------------------------------------------------------------------------------------
Loading Dye                                                       Genitope
----------------------------------------------------------------------------------------
LopHene                                                           Fisher
----------------------------------------------------------------------------------------
macro-Prep High Q Support                                         Bio-Rad
----------------------------------------------------------------------------------------
Magnesium Acetate                                                 Sigma
----------------------------------------------------------------------------------------
Magnesium Chloride, 6-Hydrate, Crystal                            JT Baker/Mallinckrodt
----------------------------------------------------------------------------------------
Magnesium Sulfate                                                 JT Baker
----------------------------------------------------------------------------------------
Maltose                                                           Sigma
----------------------------------------------------------------------------------------
Manganese Chloride AR                                             Mallinckrodt
----------------------------------------------------------------------------------------
Mannopyranoside                                                   Sigma
----------------------------------------------------------------------------------------
MEM Amino Adds                                                    Cellgro
----------------------------------------------------------------------------------------
Mercaptoethanol                                                   Sigma
----------------------------------------------------------------------------------------
MetaPhor Agarose                                                  FMC Bioproducts
----------------------------------------------------------------------------------------
Methanol                                                          JT Baker
----------------------------------------------------------------------------------------
Methotrexate                                                      in house
----------------------------------------------------------------------------------------
Methvl Mannopyranoside                                            Sigma
----------------------------------------------------------------------------------------
MilliQH20                                                         Genitope
----------------------------------------------------------------------------------------
Molecular weight Standard                                         BioRad
----------------------------------------------------------------------------------------
Monoethanolamine                                                  JT Baker
----------------------------------------------------------------------------------------
MOPS                                                              Sigma
----------------------------------------------------------------------------------------
Mycoplasma Kit                                                    ATCC
----------------------------------------------------------------------------------------
NaCl, 0.9%                                                        Abbott
----------------------------------------------------------------------------------------
NanoOrange Protein Kit                                            Molecular Probes
----------------------------------------------------------------------------------------
NaOH (0.1, 1, 10 N)                                               JT Baker
----------------------------------------------------------------------------------------
Nickel Sulfate                                                    Sigma
----------------------------------------------------------------------------------------
Ni-NTA Agarose                                                    Qiagen
----------------------------------------------------------------------------------------
Ni-NTA Resin                                                      Qiagen
----------------------------------------------------------------------------------------
NiSieve GTG Agarose                                               FMC Bioproducts
----------------------------------------------------------------------------------------
Nonfat Dry Milk                                                   Nestle
----------------------------------------------------------------------------------------
NuPAGE Bis-Tris gels 4-12%                                        Invitrogen
----------------------------------------------------------------------------------------
NuPAGE Bis-Tris Gels, 4-12%                                       Novex
----------------------------------------------------------------------------------------
NuPAGE MES SDS Running Buffer                                     Invitrogen
----------------------------------------------------------------------------------------
NuPAGE MOPS SDS Running Buffer                                    Invitrogen
----------------------------------------------------------------------------------------
NuPAGE Sample Reducing Agent                                      Novex
----------------------------------------------------------------------------------------
NuPAGE Transfer Buffer                                            Invitrogen
----------------------------------------------------------------------------------------
NuPAGE Tris-Acetate Gels, 3.8%                                    Novex
----------------------------------------------------------------------------------------
NuSieve GTG agarose                                               FMC Bioproducts
----------------------------------------------------------------------------------------
O-Syl                                                             National Lab
----------------------------------------------------------------------------------------
PBS                                                               Cellgro
----------------------------------------------------------------------------------------

Exhibit A Sublease 525 Penobscot

Exhibit A

Chemical Inventory May 12, 2003

                      REAGENT                                         MANUFACTURER
----------------------------------------------------------------------------------------
PCR Purification Kit (buffer EB,PB,PE)                            Qiagen
----------------------------------------------------------------------------------------
Pepsin                                                            Mallinckrodt
----------------------------------------------------------------------------------------
Phenol, equilibrated                                              Sigma
----------------------------------------------------------------------------------------
Phosphate Buffered Saline (PBS)                                   Cellgro
----------------------------------------------------------------------------------------
Phosphoric Acid                                                   JT Baker
----------------------------------------------------------------------------------------
Pluronic L 121                                                    BASF
----------------------------------------------------------------------------------------
Polyoxyethylenesorbital Monolaurate                               Sigma
----------------------------------------------------------------------------------------
Polysorbate 80                                                    Mallinckrodt
----------------------------------------------------------------------------------------
Potassium Acetate, granular                                       JT Baker
----------------------------------------------------------------------------------------
Potassium Chloride, Crystal                                       JT Baker
----------------------------------------------------------------------------------------
Potassium Hydroxide, Pellets                                      JT Baker
----------------------------------------------------------------------------------------
Potassium Phosphate                                               Mallinckrodt
----------------------------------------------------------------------------------------
Precast Polyacrilamide Gel (Mini)                                 Invitrogen
----------------------------------------------------------------------------------------
Pre-diluted Protein Assay (BGG)                                   Pierce
----------------------------------------------------------------------------------------
Protein A Elution Buffer                                          Genitope
----------------------------------------------------------------------------------------
Protein A Wash Buffer                                             Genitope
----------------------------------------------------------------------------------------
Protein G Column                                                  Amersham Pharmacia
----------------------------------------------------------------------------------------
Protein G Sepharose for Fast Flow                                 Amersham Pharmacia
----------------------------------------------------------------------------------------
Pyrosperse                                                        BioWhittaker
----------------------------------------------------------------------------------------
Qiagen Protease                                                   Qiagen
----------------------------------------------------------------------------------------
QlAquick PCR Purification Kit                                     Qiagen
----------------------------------------------------------------------------------------
Quanti-cult                                                       Chrisope Technologies
----------------------------------------------------------------------------------------
RNA H2O                                                           Genitope
----------------------------------------------------------------------------------------
RNAzol B                                                          Tel-test, Inc.
----------------------------------------------------------------------------------------
RNeasy Maxi Kit                                                   Qiagen
----------------------------------------------------------------------------------------
RNeasy Midi Kit                                                   Qiagen
----------------------------------------------------------------------------------------
RNeasy Mini Kit                                                   Qiagen
----------------------------------------------------------------------------------------
Robane                                                            VWR
----------------------------------------------------------------------------------------
RO Water                                                          Genitope
----------------------------------------------------------------------------------------
RPMI 1640                                                         Cellgro
----------------------------------------------------------------------------------------
rTth DNA polymerase with buffer pack                              Perkin Elmer
----------------------------------------------------------------------------------------
rTth XL DNA polymerase with buffer pack                           Perkin Elmer
----------------------------------------------------------------------------------------
Sabouraud Dextrose Agar w/ Lecithin and Polysorbate 8             Becton Dickinson
----------------------------------------------------------------------------------------
Saline (0.9%)                                                     Abbott
----------------------------------------------------------------------------------------
Sargramostim Leukine                                              Immunex
----------------------------------------------------------------------------------------
SeaKem LE Agarose                                                 BioWhittaker
----------------------------------------------------------------------------------------
SeaPlaque GTG Agarose                                             FMC Bioproducts
----------------------------------------------------------------------------------------
SeaPlaque GTG Agarose                                             FMC Bioproducts
----------------------------------------------------------------------------------------
SFX-MAB                                                           Hyclone
----------------------------------------------------------------------------------------
Silver Nitrate                                                    Invritrogen
----------------------------------------------------------------------------------------
Silver Xpress Silver Staining Kit                                 Invritrogen
----------------------------------------------------------------------------------------
Sodium Acetate, Trihydrate, Crystal                               JT Baker
----------------------------------------------------------------------------------------
Sodium Azide                                                      JT Baker
----------------------------------------------------------------------------------------
Sodium Bicarbonate, Powder                                        JT Baker
----------------------------------------------------------------------------------------
Sodium Carbonate, Anyhdrous, Granular                             JT Baker
----------------------------------------------------------------------------------------
Sodium Carbonate, Monohydrate, Crystal                            JT Baker
----------------------------------------------------------------------------------------
Sodium Chloride, Crystals                                         EM Science
----------------------------------------------------------------------------------------
Sodium Citrate, Dihydrate, Granular                               JT Baker
----------------------------------------------------------------------------------------

Exhibit A Sublease 525 Penobscot

Exhibit A

Chemical Inventory May 12, 2003

                     REAGENT                                         MANUFACTURER
----------------------------------------------------------------------------------------
Sodium Dodecyl Sulfate                                            JT Baker/Bio-Rad
----------------------------------------------------------------------------------------
Sodium Hydroxide                                                  JT Baker
----------------------------------------------------------------------------------------
Sodium Nitroprusside                                              Sigma
----------------------------------------------------------------------------------------
Sodium Phosphate, Dibasic, 7-Hydrate, Crystal                     JT Baker
----------------------------------------------------------------------------------------
Sodium Phosphate, Monobasic, Monohydrate, Crystal                 JT Baker
----------------------------------------------------------------------------------------
Sodium Pyruvate                                                   Cellgro
----------------------------------------------------------------------------------------
Superblock Blocking Buffer in PBS                                 Pierce
----------------------------------------------------------------------------------------
TE Buffer                                                         Genitope
----------------------------------------------------------------------------------------
Terminal Transferase                                              Boehringer Mannheim
----------------------------------------------------------------------------------------
TFBI                                                              Genitope
----------------------------------------------------------------------------------------
TFBII                                                             Genitope
----------------------------------------------------------------------------------------
Thymidine                                                         Sigma
----------------------------------------------------------------------------------------
TMB Microwell Peroxidase substrate                                Kirkegaard and Perry L
----------------------------------------------------------------------------------------
Trace Klean                                                       Beckman
----------------------------------------------------------------------------------------
Tricine                                                           Sigma
----------------------------------------------------------------------------------------
Tris Base                                                         EM Science or JT Baker
----------------------------------------------------------------------------------------
TRIS Hydrochloride                                                JT Baker/EM Science
----------------------------------------------------------------------------------------
Tris-Base                                                         Genitope
----------------------------------------------------------------------------------------
Triton X-100                                                      JT Baker
----------------------------------------------------------------------------------------
Trypan blue                                                       Sigma
----------------------------------------------------------------------------------------
Trypsin                                                           Cellgro
----------------------------------------------------------------------------------------
Tryptic Soy Broth                                                 Difco Labs
----------------------------------------------------------------------------------------
Trypticase Soy Agar                                               Becton Dickinson
----------------------------------------------------------------------------------------
Trypticase Soy Agar Plates                                        Becton Dickinson
----------------------------------------------------------------------------------------
Trypticase Soy Agar Slants                                        Becton Dickinson
----------------------------------------------------------------------------------------
Tryptone Peptone                                                  Difco Labs
----------------------------------------------------------------------------------------
Uridine                                                           Sigma
----------------------------------------------------------------------------------------
WFI                                                               Abbott?
----------------------------------------------------------------------------------------
Yeast Extract                                                     Difco Labs
----------------------------------------------------------------------------------------
Zero Blunt TOPO PCR Cloning Kit                                   Invitrogen
----------------------------------------------------------------------------------------

Exhibit A Sublease 525 Penobscot